Exhibit 10.8

WAIVER TO
REVOLVING CREDIT AGREEMENT

WAIVER AGREEMENT, dated as of February 17, 2015 (this “Waiver”) to the Revolving Credit Agreement dated as of December 22, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among American Media, Inc. (the “Borrower”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the lenders from time to time party thereto (the "Lenders"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower on the terms and conditions set forth in the Credit Agreement;
WHEREAS, the Borrower has informed the Administrative Agent and each Lender that the Borrower has failed to furnish to the Administrative Agent (i) the financial statements, reports and other documents as required under Section 5.01(b) of the Credit Agreement with respect to the fiscal quarter of the Borrower ended December 31, 2014 and (ii) the related deliverables required under Sections 5.01(c) of the Credit Agreement (collectively, the “Specified Default”).
WHEREAS, upon Borrower’s request, the Required Lenders have, subject to the terms and conditions set forth herein, consented to waive the Specified Default as set forth herein.
NOW, THEREFORE, the parties hereto hereby agree as follows:
Section 1.    Waivers and Consents.

(a)As of the Waiver Effective Date (as hereinafter defined), the Required Lenders hereby waive the Specified Default until February 24, 2015 (the "Waiver Period").

(b)Upon the expiration of the Waiver Period (and unless the Specified Default has been previously cured), the agreement of the Required Lenders hereunder to waive the Specified Default shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which the Borrower and each other Loan Party hereby waives.

Section 2.    Conditions.

The waivers contained in Section 2 of this Waiver shall become effective on the date (the "Waiver Effective Date") on which this Waiver has been signed by the Borrower and the Required Lenders.

Section 3.    Counterparts.

This Waiver may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Waiver by telecopy or electronic transmission (including in .pdf or similar format) shall be effective as delivery of a manually executed counterpart of this Waiver.

Section 4.    Applicable Law.

THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 5.    Headings.

Section headings herein and in the Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Waiver or any Loan Document.
Section 6.    Effect of Waiver.

The Credit Agreement and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.

AMERICAN MEDIA, INC., as Borrower

By:	/s/ Christopher Polimeni
Name: Christopher Polimeni
Title: Executive Vice President, Chief Financial Officer and Treasurer

SIGNATURE PAGE TO WAIVER AGREEMENT DATED AS OF February 17, 2015, AMONG AMERICAN MEDIA, INC. AND THE LENDERS PARTY HERETO

Lender Name:
JPMORGAN CHASE BANK, N.A.

By:	/s/ Charles K. Holmes
Name: Charles K. Holmes
Title: Executive Director

SIGNATURE PAGE TO WAIVER AGREEMENT DATED AS OF February 17, 2015, AMONG AMERICAN MEDIA, INC. AND THE LENDERS PARTY HERETO

Lender Name:
CREDIT SUISSE AG CAYMAN ISLANDS BRANCH

By:	/s/ Judith Smith
Name: Judith Smith
Title: Authorized Signatory

By:	/s/ Sean MacGregor
Name: Sean MacGregor
Title: Authorized Signatory